UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2012

AVIV REIT, INC.

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Maryland (Aviv REIT, Inc.) Delaware (Aviv Healthcare Properties Limited Partnership)	333-173824-103 (Aviv REIT, Inc.) 333-173824 (Aviv Healthcare Properties Limited Partnership)	27-3200673 (Aviv REIT, Inc.) 35-2249166 (Aviv Healthcare Properties Limited Partnership)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Madison Street, Suite 2400 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 855-0930

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2012, Steven J. Insoft, formerly Chief Operating Officer, Chief Financial Officer and Treasurer, has been named President and Chief Operating Officer of Aviv REIT, Inc. (the “Company”). Craig M. Bernfield will continue to serve as the Company’s Chairman and Chief Executive Officer.

Also on October 9, 2012, James H. Lyman was appointed as Chief Financial Officer and Treasurer of the Company. Mr. Lyman, age 54, most recently served as Senior Vice President, Finance and Capital Markets. Prior to joining the Company in May 2012, Mr. Lyman served as the founder and principal of Perseus LLC, an investment management and advisory company providing advisory and capital raising services to real estate clients. From 2007 to 2009, he served as a senior executive of Duke Realty Corporation, a publicly-traded REIT, where he managed the private equity fundraising program. In addition, Mr. Lyman has served as Chief Financial Officer for Strategic Hotel Capital, Inc. and Urban Shopping Centers, Inc., both NYSE-listed REITs, and as a real estate investment banker at Merrill Lynch & Co., where he took numerous companies public and advised clients on public and private capital raising. Mr. Lyman received an M.B.A from Columbia University and a B.A. in Urban and Regional Planning from University of Illinois at Urbana-Champaign.

On the same date, Donna M. O’Neill, formerly Senior Vice President, Finance and Principal Accounting Officer, has been named Chief Accounting Officer.

Item 8.01. Other Events.

On October 09, 2012, the Company issued a press release regarding the recent changes to its officer slate. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following is a list of the exhibits filed herewith.

Exhibit Number	Description

99.1	Aviv REIT, Inc. press release dated October 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2012	AVIV REIT, INC.

	By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Title:	Chairman and Chief Executive Officer

Date: October 9, 2012	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

	By:	Aviv REIT, Inc., its general partner

By:	/s/ Craig M. Bernfield
Name:	Craig M. Bernfield
Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Aviv REIT, Inc. press release dated October 9, 2012

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